Exhibit 99.1

BigBear.ai Completes Pangiam Acquisition: Establishes Combined Company as Breakout Leader in Vision AI for National Security, Supply Chain Management, and Digital Identity

Columbia, MD – March 1, 2024 – Today, BigBear.ai (NYSE: BBAI), a leading provider of AI-powered decision intelligence solutions, announced the completion of its acquisition of Pangiam Intermediate Holdings, LLC (Pangiam), a leader in Vision AI for the global trade, travel, and digital identity industries. This strategic move accelerates and evolves BigBear.ai’s mission to create clarity for the world’s most complex decisions in three markets: national security, supply chain management, and digital identity.

The combined entity will create one of the industry’s most comprehensive Vision AI portfolios, combining facial recognition, image-based anomaly detection and advanced biometrics with BigBear.ai’s computer vision and predictive analytics capabilities.

“The decision to acquire Pangiam is rooted in a strategy to bolster our portfolio through both organic and inorganic tactics, accelerate our growth in adjacent market categories and customers, and deliver increased value to our stockholders. Today marks a milestone in BigBear.ai’s journey,” said Mandy Long, CEO of BigBear.ai.

Kevin McAleenan, CEO of Pangiam, has been announced as President, and will play a critical role in leading the combined business. “Together, we expect that we will be able to deliver broader capabilities and more value than ever to our customers and partners. We believe the combined company is positioned to be a breakout leader, with both a proven track record of innovating in our target markets and cutting-edge products in development. We couldn’t be more excited about the future.”

To learn more about the exciting future of BigBear.ai and Pangiam, please visit our websites (www.BigBear.ai; www.Pangiam.com) or contact us directly via the contact information below.

For investor information, visit our IR site: https://ir.bigbear.ai, or view BigBear.ai’s recent investor webcast regarding the Pangiam acquisition: https://rb.gy/37ugtq.

About BigBear.ai: BigBear.ai is a leading provider of AI-powered decision intelligence solutions for national security, supply chain management, and digital identity. Customers and partners rely on BigBear.ai’s predictive analytics capabilities in highly complex, distributed, mission-based operating environments. Headquartered in Columbia, Maryland, BigBear.ai is a public company traded on the NYSE under the symbol BBAI. For more information, visit https://bigbear.ai/ and follow BigBear.ai on LinkedIn: @BigBear.ai and X: @BigBearai.

About Pangiam, a BigBear.ai Company: Pangiam is a leader in Vision AI for the global trade, travel, and digital identity industries. Pangiam’s customers span the public and private sectors, including border protection, transportation security, as well as customers in the travel and tourism sector. Pangiam is headquartered in Tysons Corner, Virginia. For more information, visit: https://pangiam.com/.

Contact:

BigBear.ai

Ryan Stenger

media@bigbear.ai

Forward-Looking Statements:

This communication contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning BBAI and Pangiam, the transactions and other matters. BBAI intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this communication, including without limitation statements regarding the combined company’s future strategy, prospects, market position, industry and performance, expected combined financial benefits from the consummation of the transactions, expected growth and related matters are forward-looking statements. Without limiting the foregoing, words such as “believe” “may,” “will,” “expect,” “should,” “could,” “would,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “project,” “target,” “is/are likely to,” “forecast,” “future,” “guidance,” “possible,” “predict,” “seek,” “see,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings; failure to timely and successfully realize anticipated benefits of the combined operations; potential litigation relating to the transactions and disruptions from the transactions that could harm the combined company’s business; reductions in customer spending, a slowdown in customer payments and changed in customer requirements; ability to hire and retain key personnel; the potential impact of announcement of the consummation of the transactions on relationships with third parties, including clients, employees and competitors; ability to attract new customers and retain existing customers in the manner anticipated; reliance on and integration of information technology systems; changes in legislation or governmental regulations affecting the companies; international, national or local economic, social or political conditions that could adversely affect the companies or their customers; and risks that the consummation of the transactions could disrupt the combined company’s current plans and operations or divert the attention of management or employees from ongoing business operations. These and other important factors discussed under the caption “Risk Factors” in BBAI’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (“SEC”) on January 29, 2024 and under the caption “Risk Factors” in BBAI’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 31, 2023, as may be updated from time to time in other filings BBAI makes with the SEC including its Quarterly Report on Form 10-Q for the quarter ended on September 30, 2023 that was filed with the SEC on November 9, 2023, could cause actual results to differ materially from those indicated by the forward-looking statements made in this communication.

The foregoing list of factors is not exhaustive. These statements generally reflect management’s current expectations regarding future events and operating performance and speak only as of the date of this communication. You should not put undue reliance on any forward-looking statements. Although BBAI believes that the expectations reflected in the forward-looking statements are reasonable, BBAI cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or will occur. Except as required by law, BBAI undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.